UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 27, 2019

Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-38530 (Commission File Number)	82-4005693 (IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 — Results of Operations and Financial Condition.

On February 27, 2019, Essential Properties Realty Trust, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months and the year ended December 31, 2018. The press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01— Regulation FD Disclosure.

On February 27, 2019, the Company issued its Supplemental Operating & Financial Data—Fourth Quarter Ended December 31, 2018. The Supplemental Operating & Financial Data is furnished hereto as Exhibit 99.2 and incorporated herein by reference.

The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”  The information in Items 2.02 and 7.01 of this Current Report on Form 8‑K and the exhibits furnished therewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release dated February 27, 2019 for the quarter ended December 31, 2018
99.2	Supplemental Operating & Financial Data—Fourth Quarter Ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL PROPERTIES REALTY TRUST, INC.

Date: February 27, 2019	By:	/s/ Hillary P. Hai
Hillary P. Hai
Chief Financial Officer